Exhibit 99.1

AIR, the World’s Largest Flavored Hookah Producer and Owner of the Iconic Al Fakher Brand, to Become a Public Company through a Business Combination with Cantor Equity Partners III

●	Industry-leading portfolio of traditional hookah brands and patented, innovative technology and devices, backed by science and complemented by a strong global footprint and digital capabilities.

●	Owner of Al Fakher, the world’s largest hookah brand by sales volume with over 60% market share by sales volume in the United States as of 2024.

●	Generated $375 million in net revenue and $150 million in adjusted EBITDA for core products in 2024 reflective of 5% revenue CAGR and 9% Adjusted EBITDA CAGR between 2020 and 2024.[1]

●	Notable partnerships with third-party brands, celebrities, retail and hospitality (“HORECA”) venues launching in the United States, Germany, Africa and the Middle East.

●	Expected to list on the Nasdaq under the ticker “AIIR” in the first half of 2026.

●	The Proposed Business Combination implies a pro forma enterprise value of $1.749 billion[2].

●	AIR recently announced a transformative collaboration with cultural icon Snoop Dogg, who is partnering with AIR to develop a new line of premium flavors for Al Fakher.

DUBAI, United Arab Emirates – November 7, 2025 – AIR Limited (“AIR” or the “Company”), the global leader in hookah and pioneer in advanced inhalation technologies, and Cantor Equity Partners III, Inc. (Nasdaq: CAEP) (“CAEP”), a special purpose acquisition company sponsored by an affiliate of Cantor Fitzgerald, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) for a proposed business combination (the “Proposed Business Combination”) that, upon closing, will result in the combined company AIR Global Limited (“PubCo”) becoming publicly listed in the United States.

“AIR is revolutionizing social inhalation by combining our heritage of superior flavors with breakthrough technology to meet evolving consumer demand across all regions,” said Stuart Brazier, CEO of AIR. “Hookah consumption has become a global lifestyle trend, particularly in the United States, because it brings people together offline to share moments and create memories. We want to continue to capitalize on social inhalation’s increasing presence as a popular lifestyle phenomenon, and this transaction with CAEP will provide us with a Nasdaq-listed public company that will raise our profile and provide financing flexibility to accelerate our innovation and global expansion.”

Key Investment Highlights

●	Leading Global Brand: AIR’s Al Fakher brand is the market leader in flavored hookah, larger than the next four competitors combined, with 14 million consumers worldwide as of 2024.

●	Leading U.S. Market Presence: Strong momentum and over 60% market share in the United States as of 2024, where hookah has become a social and lifestyle phenomenon.

[1]	Please refer to “Financial Information Presented” below for further information.
[2]	Enterprise value of approximately $1.749 billion reflects AIR’s estimated 2025 year-end net debt of approximately $293 million.

●	Large Market Opportunity: $15-20 billion estimated consumer market in flavored hookah molasses in 2025 and positioned to capitalize on broad demographic appeal globally along with significant growth in western markets.

●	Strong Financials and Cash Generation: AIR maintains strong underlying cash flow generation and largely self-financing growth. AIR generated $375 million in net revenue in 2024 with $150 million in Adjusted EBITDA from the core business and $149 million consolidated net operating cash flow before capital expenditures and interest expense. Net operating cash flow conversion averaged over 88% from 2020 to 2024.[3]

●	Innovation Leadership: More than $115 million invested in new product innovations since 2019, and with 100+ patents across 18 patent families as of the date of this press release.

●	Diversification and Segmentation Driving Core Business: Strong position in traditional and premium hookah segments and non-tobacco innovations complemented by premium partnership collaborations as well as new value-oriented offerings and consumer-preferred proprietary flavors.

●	Strong Digital Assets: Strong e-commerce platforms in leading global markets, including the United States and Germany, provide valuable consumer insights and enable high-margin growth opportunities.

●	Regulatory Positioning: Hookah use is characterized by occasional social consumption and lower levels of youth experimentation as compared to cigarettes according to a CDC survey, and is a customary practice in certain cultures. In some state and local jurisdictions in the United States, there are exemptions from flavored tobacco bans for hookah and shisha. Notably, for example, flavored shisha tobacco products meeting certain conditions are excluded from California’s flavored tobacco product ban.

●	Scalable Global Infrastructure: Eight production facilities across United Arab Emirates, European Union, and third-party partners, supporting over 90 markets globally with established distribution networks as of the date of this press release.

●	Experienced Management Team and Established Quality Investors: Highly experienced team with distinguished track record and deep industry expertise, led by CEO Stuart Brazier and supported by experienced and long-term institutional investors such as Kingsway Capital.

“AIR’s combination of innovation, forward-looking vision, and disciplined execution has created a truly unique, category-defining company with market-leading brands. We are thrilled to partner with AIR and help drive their expansion into the public markets,” said Brandon Lutnick, Chairman and CEO of Cantor Fitzgerald and CAEP.

Product Offering and Differentiation

●	OOKA Innovation: Highly innovative pod-based, charcoal-free electronic hookah device, OOKA removes barriers to traditional hookah, including usage and setup complexities and the requirement to use burning charcoal to heat the product.

o	AIR commissioned a study that was published in a peer-reviewed journal that suggests OOKA offers reductions in users’ exposure to certain harmful and potentially harmful substances compared to traditional hookah.

o	The OOKA system also offers tea-based, tobacco-free hookah to consumers wishing to participate in the social ritual without exposure to tobacco and is already available in the United States, Germany and the United Arab Emirates. It is IP protected and is designed as a fully captive system, ensuring that all components are exclusively compatible with each other.

[3]	Please refer to “Financial Information Presented” below for further information

●	VANT: A pioneering inhalation system delivering functional ingredients like caffeine, CBD, and valerian root.

●	Brand Extensions: AIR has been expanding its premier brand, Al Fakher, into adjacent, sizeable, growth categories including nicotine pouches. AIR provides an advanced inhalation technology with a clean, smooth and satisfying experience, and earlier this week announced a collaboration with cultural icon Snoop Dogg on a premium collection of exclusive Al Fakher flavors.

●	Go-to-Market Strategy: To serve its global customers, the Company operates a sophisticated omni-channel model, including B2B partnerships, a coverage of retail and HORECA venues, and an advanced e-commerce engine targeting both D2C and B2B.

Proposed Business Combination Overview

The Proposed Business Combination implies a pro forma enterprise value of $1.749 billion.4 The Company’s strong standalone organic cash flow generation combined with the proceeds of the Proposed Business Combination will be used to provide financial flexibility and support category expansion efforts, scaling premium innovations, entering new markets, and advancing the Company’s digital transformation.

The Proposed Business Combination has been unanimously approved by the board of directors of CAEP and by the board of directors of the Company. The Proposed Business Combination is expected to be completed in the first half of 2026, subject to customary closing conditions, including all requisite approvals by shareholders of CAEP and AIR, the listing approval of Nasdaq, the effectiveness of the registration statement on Form F-4 (as may be amended, the “Registration Statement”) to be filed by PubCo with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Proposed Business Combination, and satisfaction or waiver of the other conditions set forth in the Business Combination Agreement.

Additional information about the Proposed Business Combination, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by CAEP with the SEC and available at www.sec.gov.

Advisors

Cantor Fitzgerald & Co. is acting as the financial advisor and capital markets advisor to CAEP. DLA Piper LLP (US) is acting as legal counsel to CAEP.

Barclays is acting as financial advisor and capital markets advisor to AIR. Latham & Watkins (London) LLP is acting as legal counsel to AIR. Wilmer Cutler Pickering Hale and Dorr LLP is acting as legal counsel to Barclays.

[4]	Enterprise value of approximately $1.749 billion reflects AIR’s estimated 2025 year-end net debt of approximately $293 million.

About AIR

Launched in 1999 and headquartered in Dubai, AIR is a global innovation leader in social inhalation, with a multinational presence in over 90 markets worldwide. Its portfolio of companies and assets includes Al Fakher, the world’s leading hookah brand; Hookah.com, North America’s number one B2B e-commerce platform for hookah and shisha by market share; and OOKA, highly innovative charcoal-free shisha device, among others. AIR’s science program, conducted in partnership with independent accredited laboratories, enables the development of innovative products that combine centuries of tradition with cutting-edge technology to minimize harm and maximize enjoyment for millions around the world.

For more information, please visit https://air.global/.

About Cantor Equity Partners III, Inc.

Cantor Equity Partners III, Inc. (Nasdaq: CAEP) is a special purpose acquisition company sponsored by an affiliate of Cantor Fitzgerald and led by Chairman and Chief Executive Officer Brandon Lutnick. Cantor Equity Partners III, Inc. was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About Cantor Fitzgerald, L.P.

Cantor Fitzgerald, with more than 14,000 employees, is a leading global financial services and real estate services holding company and a proven and resilient leader for more than 79 years. Its diverse group of global companies provides a wide range of products and services, including investment banking, asset and investment management, capital markets, prime services, research, digital assets, data, financial and commodities brokerage, trade execution, clearing, settlement, advisory, financial technology, custodial, commercial real estate advisory and servicing, and more.

About Kingsway Capital Partners Limited

Kingsway Capital Partners Limited (“Kingsway”) is a London-headquartered, Financial Conduct Authority-regulated investment manager, with several billion USD in assets under management. Founded in 2013, Kingsway manages predominantly U.S. institutional and high-net-worth investor capital. With over a decade-long history of investing across emerging markets, Kingsway has been an early and active investor in high quality consumer, consumer internet, fintech, payments and gaming companies.

Forward-Looking Statements

This press release contains “forward-looking statements,” within the meaning of U.S. federal securities laws. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “project,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements relating to, among other things, the anticipated timing and completion of the Proposed Business Combination; PubCo’s proposed Nasdaq listing; the ability to satisfy closing conditions, obtain required shareholder and regulatory approvals, and meet applicable listing standards; the expected structure of the Proposed Business Combination and potential adjustments thereto; anticipated benefits of the Proposed Business Combination to AIR, CAEP and PubCo; AIR’s growth strategy, market expansion plans, product innovation pipeline and commercialization efforts (including with respect to OOKA and other new technologies); partnerships and go-to-market initiatives; market size, share and adoption trends; operational execution, talent retention and organizational readiness; expected use of proceeds, capital resources and financial flexibility; and AIR’s expected financial and operating performance, cash generation, and other future plans and objectives. These statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause PubCo’s or AIR’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements in this press release, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Proposed Business Combination (including as a result of a termination of the Business Combination Agreement and/or any related agreements between the relevant parties); the outcome of any legal proceedings that may be instituted against PubCo, CAEP or AIR, any of their subsidiaries or others following the announcement of the Proposed Business Combination; the inability to complete the Proposed Business Combination due to the failure to obtain the necessary shareholder approvals or to satisfy other conditions to closing; changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations; the decision by the SEC to deem effective the Registration Statement; the ability to meet the Nasdaq Stock Market listing standards upon closing of the Proposed Business Combination and admission of PubCo for trading on the Nasdaq Stock Market; the risk that the Proposed Business Combination disrupts current plans and operations of AIR as a result of the announcement and consummation of the Proposed Business Combination; the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of AIR to grow, retain its management and key employees; costs related to the Proposed Business Combination; changes in applicable laws or regulations; and other risks and uncertainties expected to be set forth in the Registration Statement. Forward-looking statements are inherently subject to risks and uncertainties, many of which AIR, CAEP and PubCo cannot predict with accuracy and some of which neither AIR, CAEP nor PubCo might even anticipate. The forward-looking statements contained in this press release speak only as of the date of this release. Readers are cautioned not to put undue reliance on forward-looking statements, and AIR, CAEP and PubCo do not assume any obligation to and do not intend to publicly update any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events, except as required by U.S. federal securities laws. The inclusion of any statement in this communication does not constitute an admission by CAEP, AIR or PubCo or any other person that the events or circumstances described in such statement are material.

No assurances can be made that the parties will successfully close the Proposed Business Combination or close the Proposed Business Combination on the timeframe currently contemplated. The Proposed Business Combination is subject to the filing with the SEC, and effectiveness, of the Registration Statement, as well as other regulatory approvals and customary conditions to closing.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of CAEP dated as of June 25, 2025 and filed by CAEP with the SEC on June 26, 2025, CAEP’s Quarterly Reports on Form 10-Q, CAEP’s Annual Report on Form 10-K and the Registration Statement that will be filed by PubCo and AIR and the proxy statement/prospectus contained therein, and other documents filed by CAEP and PubCo from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that CAEP, AIR and PubCo do not presently know or that CAEP, AIR and PubCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Important Information for Investors and Shareholders

PubCo and AIR intend to file the Registration Statement with the SEC, which will include a preliminary proxy statement of CAEP and a prospectus of PubCo in connection with the Proposed Business Combination. The definitive proxy statement and other relevant documents will be mailed to shareholders of CAEP as of a record date to be established for voting on the Proposed Business Combination. SHAREHOLDERS OF CAEP AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH CAEP’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CAEP, AIR, PUBCO AND THE PROPOSED BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Cantor Equity Partners III, Inc., 110 East 59th Street, New York, NY 10022, email: CantorEquityPartners@cantor.com and to PubCo (at its address for inquiries): Festival Office Tower, Dubai Festival City, 7th Floor, Office No. 700, Dubai, United Arab Emirates,
tel: +971 42923000.

Participants in the Solicitation

CAEP, AIR, PubCo and their respective directors and executive officers and certain of their shareholders may be deemed under SEC rules to be participants in the solicitation of proxies of CAEP shareholders in connection with the Proposed Business Combination. A list of the names of such persons, and information regarding their interests in the Proposed Business Combination and their ownership of CAEP’s securities are, or will be, contained in CAEP’s filings with the SEC, including CAEP’s prospectus filed on June 26, 2025. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from CAEP’s shareholders in connection with the Proposed Business Combination, including the names and interests of CAEP’s, PubCo’s and AIR’s directors and executive officers, will be set forth in the proxy statement/prospectus, which is expected to be filed by PubCo, AIR and CAEP, as applicable, with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This press release and the information contained herein are for informational purposes only and shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Business Combination or an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Financial Information Presented

AIR’s results and other financial information presented in this press release are, unless otherwise stated, prepared in accordance with International Financial Reporting Standards (“IFRS”) and have not been audited in accordance with the standards set forth by the Public Company Accounting Oversight Board. This press release also contains certain supplemental financial measures that are not calculated pursuant to IFRS, including but not limited to Adjusted EBITDA and Adjusted EBITDA margin. These non-IFRS financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with IFRS. There are a number of limitations related to the use of these non-IFRS financial measures versus their nearest IFRS equivalents. For example, other companies may calculate non-IFRS financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-IFRS financial measures as tools for comparison. Further, certain amounts and percentages that appear in this document have been subject to rounding adjustments. As such, you should not place undue reliance on this information. This information may not be indicative of results for any future period.

Investor and Media Relations Contact:

ICR

AIRglobal@icrinc.com